EXHIBIT 99.1

GORES HOLDINGS II, INC.

Report of Independent Registered Public Accounting Firm	2
Balance Sheet	3
Notes to Balance Sheet	4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Gores Holdings II, Inc.:

We have audited the accompanying balance sheet of Gores Holdings II, Inc. (the “Company”) as of January 19, 2017. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Gores Holdings II, Inc. as of January 19, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
January 25, 2017

GORES HOLDINGS II, INC.

BALANCE SHEET

January 19, 2017

ASSETS:
Current assets:
Cash and cash equivalents	$1,734,563
Prepaid expenses	28,615
Total current assets	1,763,178
Cash held in trust account	400,000,000
Total assets	$401,763,178
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities
Accrued expenses, formation and offering costs	$480,585
Notes and advances payable-related party	—
Total current liabilities	$480,585
Deferred underwriting compensation	14,000,000
Total liabilities	$14,480,585
Class A stock subject to possible redemption; 38,228,259 (at redemption value of $10.00 per share)	382,282,590
Stockholders’ equity:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized none issued or outstanding	—
Class A common stock, $0.0001 par value, 200,000,000 shares authorized, 1,771,741 shares issued and outstanding (excluding 38,228,259 shares subject to possible redemption)	177
Class F common stock, $0.0001 par value, 20,000,000 shares authorized, 10,781,250 shares issued and outstanding	1,078
Additional paid-in capital	5,069,344
Deficit accumulated	(70,596)
Total stockholders’ equity	5,000,003
Total liabilities and stockholders’ equity	$401,763,178

See accompanying notes to balance sheet

GORES HOLDINGS II, INC.

NOTES TO BALANCE SHEET

1.                                      Organization and Business Operations

Organization and General

Gores Holdings II, Inc. (the “Company”) was incorporated in Delaware on August 15, 2016. The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).  At January 19, 2017, the Company has not commenced any operations or generated significant revenue to date.  The Company has selected December 31 as its fiscal year-end.

Sponsor

The Company’s sponsor is Gores Sponsor II LLC, a Delaware limited liability company (the “Sponsor”).

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on January 12, 2017.  On January 19, 2017, the Company consummated the Public Offering and received proceeds, net of the underwriter’s discount, of $392,000,000 and simultaneously received approximately $10,000,000 from the issuance to the Sponsor of 6,666,666 warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $400,000,000 was placed in a trust account with Continental Stock Transfer & Trust Company (the “Trust Account”) acting as Trustee.

Trust Account

Proceeds held in the Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to fund regulatory compliance requirements and other costs related thereto, subject to an annual limit of $750,000, for a maximum of 24 months (each, a “Regulatory Withdrawal”) and/or to pay franchise and income taxes, if any, none of the funds held in trust will be released until the earliest of: (i) the completion of the Business Combination; (ii) the redemption of any shares of the Company’s class A common stock, par value $0.0001 per share (the “Class A common stock”), included in the Units (as defined in Note 3) sold in the Public Offering that have been properly tendered in connection with a stockholder vote to amend the amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of such shares of Class A common stock if it does not complete a Business Combination within 24 months from the closing of the Public Offering and (iii) the redemption of 100% of the shares of Class A common stock included in the Units sold in the Public Offering if the Company is unable to complete a Business Combination within 24 months from the closing of the Public Offering (subject to the requirements of law).

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a Target Business. As used herein, “Target Business” must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the Company signing a definitive agreement in connection with the Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable and any Regulatory Withdrawals, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to consummation of the Business Combination, including interest but less taxes payable and any Regulatory Withdrawals. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by NASDAQ rules. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of Class A common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem or repurchase its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption or repurchase of its public shares of Class A common stock and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a public stockholder will have the opportunity to have its public shares redeemed for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable and any Regulatory Withdrawals. As a result, such shares of Class A common stock have been classified as outside of permanent equity subject to possible redemption, in accordance with ASC 480, “Distinguishing Liabilities from Equity.”

The Company has 24 months from the closing date of the Public Offering to complete its Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of Class A common stock for a per share pro rata portion of the Trust Account, including interest, but less taxes payable and any Regulatory Withdrawals (less up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders and the Company’s officers and directors have entered into a letter agreement with the Company pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers or directors acquire public shares of Class A common stock in or after the Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Public Offering.

2.                                      Summary of Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Development Stage Company

The Company complies with the reporting requirements of FASB ASC 915, “Development Stage Entities.” The amendments in Accounting Standards Update (“ASU”) No. 2014-10 simplify the accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs, by eliminating the requirement for development stage entities to present inception-to-date information in the statements of operations, cash flows and stockholders’ equity.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents comprise cash balances, demand deposits and money market instruments with maturities of three months or less that are subject to an insignificant risk of changes in their fair value, and are used by the Company in the management of its short-term commitments.

Prepaid expenses

Prepaid expenses include administrative expenses related to the Trust Account and expenses related to office space, utilities and secretarial support.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (SAB) Topic 5A — “Expenses of Offering”. Offering costs were $22,446,841 (including $22,000,000 in underwriters’ fees) consisting principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and are charged to stockholders’ equity.

Redeemable Common Stock

As discussed in Note 3, all of the 40,000,000 shares of Class A common stock sold as part of the Units in the Public Offering contain a redemption feature which allows for the redemption of common stock under the redemption and repurchase provisions of the Company’s amended and restated certificate of incorporation. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will it redeem its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

Accordingly, at January 19, 2017, 38,228,259 of the 40,000,000 shares of Class A common stock were classified outside of permanent equity at its redemption value.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  At January 19, 2017, the Company has a deferred tax asset of approximately $26,826 related to net operating loss carry forwards and startup costs.  Management has provided a full valuation allowance of the deferred tax asset.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 19, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company is incorporated in the State of Delaware and is required to pay franchise taxes to the State of Delaware on an annual basis.

Recent Accounting Pronouncements

In November 2015, the FASB issued ASU No. 2015-17, “Income Taxes—Balance Sheet Classification of Deferred Taxes” (Topic 740). The amendments under the new guidance require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The guidance is effective for consolidated financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The amendments in this ASU may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company has early adopted this guidance effective September 30, 2016 on a retrospective basis, the impact of which was not significant to the financial statements.

3.                                      Public Offering

Pursuant to the Public Offering, on January 19, 2017, the Company sold 40,000,000 units at a price of $10.00 per unit (the “Units”), including 2,500,000 Units as a result of the underwriter’s partial exercise of its over-allotment option, generating gross proceeds of $400,000,000. Each Unit consists of one share of the Company’s Class A common stock (the “public shares”), and one-third of one redeemable common stock purchase warrant (the “Warrants”).  Each whole Warrant entitles the holder to purchase one share of Class A common stock.  Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Business Combination or earlier upon redemption or liquidation.  However, if the Company does not complete its Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Warrants will expire at the end of such period.

Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a registration statement under the Securities Act following the completion of the Business Combination covering the shares of Class A common stock issuable upon exercise of the Warrants.  The Company has granted the underwriters a 45-day option to purchase additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions.

The Company paid an upfront underwriting discount of 2.00% ($8,000,000) of the per Unit offering price to the underwriter at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 3.50% ($14,000,000) of the gross offering proceeds payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. The underwriter is not entitled to any interest accrued on the Deferred Discount.

4.                                      Related Party Transactions

Founder Shares

On August 19, 2016, the Sponsor purchased 10,781,250 shares of Class F common stock (the “Founder Shares”) for $25,000, or approximately $0.0002 per share. On January 6, 2017, the Sponsor transferred 25,000 Founder Shares to each of the Company’s independent director nominees at their original purchase price.  The Founder Shares are identical to the Class A common stock included in the Units being sold in the Public Offering except that the Founder Shares are convertible under the circumstances described below. The Sponsor has agreed to forfeit up to 781,250 Founder Shares depending on the extent to which the underwriter exercises the remaining portion of its over-allotment option.  The Founder Shares will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Company’s certificate of incorporation.

Private Placement Warrants

The Sponsor has purchased from the Company an aggregate of 6,666,666 whole warrants at a price of $1.50 per warrant (a purchase price of approximately $10,000,000) in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The Private Placement Warrants have terms and provisions that are identical to those of the Warrants being sold as part of the Units in the Public Offering, except the Private Placement Warrants may be net cash settled and are not redeemable so long as they are held by the Sponsor or its permitted transferees.

Registration Rights

The holders of Founder Shares, Private Placement Warrants and Warrants issued upon the conversion of working capital loans, if any, hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to certain demand and “piggy-back” registration rights. The Company will bear the costs and expenses incurred in connection with the filing of any such registration statements.

Sponsor Loans

Prior to the completion of the Public Offering, the Sponsor loaned the Company an aggregate of $300,000 by the issuance of an unsecured promissory note (the “Note”) issued by the Company in favor of the Sponsor to cover organization expenses and expenses related to the Public Offering. The Note was non-interest bearing and payable on the earlier of January 31, 2017 or the completion of the Public Offering. The Note was repaid in full on January 19, 2017.

Administrative Service Agreement

The Company entered into an administrative services agreement pursuant to which it agreed to pay to an affiliate of the Sponsor $20,000 per month for office space, utilities and secretarial support. Services commenced on January 13, 2017 (the date the securities were first listed on the NASDAQ Capital Market) and will terminate upon the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company.

5.                                      Stockholders’ Equity

Common Stock

The Company is authorized to issue 200,000,000 shares of Class A common stock, par value $0.0001 per share, and 20,000,000 shares of Class F common stock, par value $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At January 19, 2017, there were 40,000,000 shares of Class A common stock outstanding, including 38,228,259 shares Class A common stock subject to possible redemption, and 10,781,250 shares of Class F common stock outstanding, which includes 781,250 shares that are subject to forfeiture as described in Note 4.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At January 19, 2017, there were no shares of preferred stock issued and outstanding.

6.                                      Subsequent Events

Management has performed an evaluation of subsequent events through January 25, 2017, the date of issuance of the balance sheet, noting no items which require adjustment or disclosure.